POWER OF ATTORNEY
Know all by these presents, that the
 undersigned hereby constitutes and appoints
 Michael Gravelle, Colleen Haley or Carol
Nairn, signing singly, the undersigned?s
true and lawful attorney in fact to:
(1)	execute for and on behalf of the
 undersigned, in the undersigned?s capacity
 as an officer and/or director of Fidelity
National Financial, Inc. (the ?Company?),
a Form 3 (Initial Statement of Beneficial
Ownership of Securities), Form 4 (Statement
 of Changes in Beneficial Ownership), and/or
 Form 5 (Annual Statement of Changes in
Beneficial Ownership), in accordance with
 Section 16(a) of the Securities Exchange
 Act of 1934 and the rules thereunder;
(2)	do and perform any and all acts for
 and on behalf of the undersigned which may
 be necessary or desirable to complete and
 execute such Form(s) and to timely file such
 Form(s) with the United States Securities and
 Exchange Commission and any stock exchange
 or similar authority; and
(3)	take any other action of any type
 whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be of benefit to, in the best
interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney in fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact?s discretion.
The undersigned hereby grants to such
 attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if
personally present, with full power of
substitution or revocation, hereby
ratifying and confirming all that such
 attorney in fact, or such attorney in
 fact?s substitute or substitutes, shall
 lawfully do or cause to be done by
virtue of this Power of Attorney and
 the rights and powers herein granted.
 The undersigned acknowledges that the
 foregoing attorney in fact, in serving
 in such capacity at the request of the
 undersigned, is not assuming, nor is
the Company assuming, any of the
undersigned?s responsibility to
comply with Section 16 of the Securities

 Exchange Act of 1934.
This Power of Attorney shall remain in
 full force and effect until revoked by
 the undersigned in a signed writing
delivered to the foregoing attorney
in fact.
IN WITNESS WHEREOF,  the undersigned
 has caused this Power of Attorney to
be executed as of this __________
day of ___________________, 2014.
							____________________________

/s/ Douglas K. Ammerman